Exhibit 10.1
DELPHI FINANCIAL GROUP, INC.
$30,000,000
Class A Common Stock
SALES AGREEMENT
April 24, 2009
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          Delphi Financial Group, Inc., a Delaware corporation (the “Company”), proposes to sell from time to time through Barclays Capital Inc., as sales agent (the “Agent”) shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), having an aggregate gross sales price of up to $30,000,000 (the “Stock”) on the terms set forth in Section 2 of this agreement (this “Agreement”).
          1. Representations, Warranties and Agreements of the Company.
          The Company represents, warrants and agrees that:
     (a) A registration statement on Form S-3 (File No. 333-156284) relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. As used in this Agreement:
     (i) “Applicable Time” means, with respect to any shares of Stock, each time of sale of such shares pursuant to this Agreement;
     (ii) “Basic Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement;
     (iii) “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 (“Rule 405”) under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;

     (v) “Pricing Disclosure Package” means, as of each Applicable Time, the Prospectus and each Issuer Free Writing Prospectus filed or used by the Company on or before such Applicable Time, taken together (and, with respect to any shares of Stock, together with the public offering price of such shares).
     (vi) “Prospectus” means the Basic Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Basic Prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) (“Rule 424(b)”) under the Securities Act;
     (vii) “Prospectus Supplement” means the prospectus supplement specifically relating to the Stock prepared and filed with the Commission pursuant to Rule 424(b) under the Securities Act and in accordance with Section 5(a) hereof; and
     (viii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, and including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that is deemed, pursuant to Rule 430(b)(f) under the Securities Act, to be part of and included in the Registration Statement.
Any reference to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of the Prospectus; any reference to the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of this Agreement; and all references to information that is “included” or “contained” in the Prospectus, the Registration Statement or the Pricing Disclosure Package (and any similar references) shall mean and include all information that is incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Prospectus that is incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any document filed under the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statement pursuant to Form S-3 under the Securities Act. The Commission has not issued any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.
     (b) The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Stock, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date. The Registration

Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 2).
     (c) The Registration Statement (including, without limitation, any amendments thereto filed on or prior to the date of this Agreement) conformed and will conform in all material respects on each Effective Date and on each Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The Prospectus conformed and will conform, in all material respects, when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date, to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (d) The Registration Statement did not, as of any Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e).
     (e) The Prospectus did not and will not, as of its date or on any Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e).
     (f) The documents incorporated by reference in the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when they became effective or were filed with the Commission, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) The Pricing Disclosure Package did not and will not, as of any Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information concerning the Agent furnished to the

Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e).
     (h) Each Issuer Free Writing Prospectus, when considered together with the remainder of the Pricing Disclosure Package as of each Applicable Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e).
     (i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the rules and regulations thereunder. The Company has not made and will not make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agent (such consent not to be unreasonably withheld or delayed). The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.
     (j) Each of the Company and its Significant Subsidiaries (as defined below) has been duly incorporated, organized or formed and is validly existing in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with full power and authority to own, lease and operate its properties and conduct its business; and each of the Company and its Significant Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or operated by it make such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole or a material adverse effect on the performance by the Company of this Agreement (a “Material Adverse Effect”). The Company does not have any subsidiaries or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the most recent fiscal year. None of the subsidiaries of the Company (other than the Significant Subsidiaries) is a “significant subsidiary” (as defined in Rule 405).
     (k) The authorized, issued and outstanding Class A Common Stock, Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and other capital stock of the Company is as set forth in the Prospectus and the Pricing Disclosure Package (except for subsequent issuances, if any, of Class A Common Stock or Class B

Common Stock pursuant to employee or director stock option or stock purchase plans referred to in the Prospectus and the Pricing Disclosure Package or pursuant to the exercise of options referred to in the Prospectus and the Pricing Disclosure Package). The shares of issued and outstanding Class A Common Stock and Class B Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, conform to the descriptions thereof contained in the Prospectus and the Pricing Disclosure Package and were issued in compliance with federal and state securities laws; none of the outstanding shares of Class A Common Stock or Class B Common Stock was issued in violation of any preemptive rights, resale rights, rights of first refusal or other similar rights; and no capital stock of the Company is outstanding other than shares of Class A Common Stock and Class B Common Stock. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of Class A Common Stock, Class B Common Stock or other capital stock have been duly authorized and validly issued, conform to the description thereof contained in the Prospectus and the Pricing Disclosure Package and were issued in compliance with federal and state securities laws. All of the outstanding shares of capital stock of each Significant Subsidiary of the Company that is a corporation have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding shares of capital stock, partnership interests or other ownership interests of each Significant Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party (collectively, “Liens”), except such Liens as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (l) The shares of Stock to be issued and sold by the Company through the Agent hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in the Prospectus and the Pricing Disclosure Package, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.
     (m) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.
     (n) None of the execution, delivery and performance of this Agreement by the Company,  the issuance, sale and delivery of the Stock by the Company, compliance by the Company with any of the provisions of this Agreement nor the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the Prospectus Supplement and the Pricing Disclosure Package will (i) conflict with or result in a breach or violation of any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject; (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries; (iii) result in a breach or violation of, or constitute a default under, the certificate of incorporation, by-laws, partnership agreement or other organizational documents of the Company or any of its subsidiaries; or (iv) violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except, with respect to clauses (i), (ii) and (iv), conflicts or violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (o) No permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required for the issue and sale of the Stock, the execution, delivery and performance of this Agreement by the Company, or the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the Prospectus Supplement and the Pricing Disclosure Package, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock through the Agent.
     (p) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Prospectus and the Pricing Disclosure Package present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated (subject to year-end adjustments in the case of unaudited interim financial statements) and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with such generally accepted accounting principles, except as otherwise noted therein; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein.
     (q) Any pro forma financial statements that may be included or incorporated by reference in the Prospectus and the Pricing Disclosure Package include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Prospectus and the Pricing Disclosure Package. Any pro forma financial statements included or incorporated by reference in the Prospectus and the Pricing Disclosure Package comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act.
     (r) Ernst & Young LLP, who have reported on certain financial statements of the Company included in the Prospectus and the Pricing Disclosure Package and whose report appears in the Prospectus and the Pricing Disclosure Package or is incorporated by reference therein, are independent public accountants as required by the Securities Act and the rules and regulations thereunder, and were independent public accountants as required by the Securities Act and the rules and regulations thereunder during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Prospectus and the Pricing Disclosure Package.
     (s) The Company and its subsidiaries maintain systems of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles and statutory accounting principles. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and statutory accounting practices and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) recorded assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (t) The Company and its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries required to be disclosed in the reports the Company files or submits under the Exchange Act is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (u) Since the date of the latest audited financial statements incorporated by reference in the Prospectus and the Pricing Disclosure Package, (i) the Company has not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) there have been no significant changes in internal controls or in other factors that would significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (v) The Company and, to the knowledge of the Company, its officers and directors are in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (w) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Pricing Disclosure Package, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than (A) the Stock, (B) shares of capital stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans and (C) publicly announced issuances of debt securities ), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) declared or paid any dividend on its capital stock (other than regular cash dividends on the Class A Common Stock or the Company’s Class B Common Stock, or dividends payable on the Class A Common Stock or the Class B Common Stock in shares of Class A Common Stock or Class B Common Stock), and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, in each case in this paragraph (w) (except clause (v) hereof) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (x) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except where the failure to have such good and marketable title or the existence of any such liens, encumbrances or defects would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries, except where the failure of any such leases to be valid, subsisting or enforceable or the existence of such exceptions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (y) The Company is not required to be licensed as an insurance company; Reliance Standard Life Insurance Company of Texas (“RSLIC-Texas”), Reliance Standard Life Insurance Company (“RSLIC”), First Reliance Standard Life Insurance Company (“FRSLIC”), Safety First Insurance Company (“SFIC”) and Safety National Casualty Corporation (“SNCC”; RSLIC-Texas, RSLIC, FRSLIC, SFIC and SNCC are herein called, collectively, the “Insurance Subsidiaries”, and RSLIC-Texas, RSLIC, SNCC and SIG Holdings, Inc. are herein called, collectively, the “Significant Subsidiaries”) are each duly licensed as insurers under the insurance laws and regulations of Texas, Illinois, New York, Illinois and Missouri, respectively; and the Insurance Subsidiaries have filed with the appropriate insurance regulatory authorities all reports, documents and other information required to be filed under the insurance laws of Texas, Illinois, New York, Illinois and Missouri, respectively, except as to filings the failure of which to make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (z) Each of the Company and its subsidiaries hold such permits, licenses, patents, franchises, certificates of need, authorities and other approvals or authorizations from governmental or regulatory authorities (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states where it conducts business (the “Insurance Licenses”)) (collectively, the “Permits”) which are necessary under applicable law (i) to the conduct of its insurance businesses as presently operated and (ii) to own its properties and conduct its businesses in the manner described in the Prospectus and the Pricing Disclosure Package; each of the Company and its subsidiaries has fulfilled and performed all of its obligations necessary to maintain the Permits; there is no past, pending or, to the knowledge of the Company or any of its subsidiaries, threatened action, suit, proceeding or investigation that may reasonably be expected to lead to the revocation, termination or suspension of any Permit (including, without limitation, the Insurance Licenses); except, in each of the foregoing cases, as to Insurance Licenses, the failure of which to obtain or maintain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no insurance regulatory agency or body has issued any order or decree (specifically applicable to one or more of the Insurance Subsidiaries as opposed to insurance companies generally) impairing, restricting or prohibiting the payment of dividends by any of the Company’s subsidiaries to their respective parent companies. Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.
     (aa) All reinsurance ceded treaties, contracts, agreements and arrangements to which the Company or any of the Insurance Subsidiaries is a party are in full force and effect, other than those that, by their terms, have expired or otherwise terminated, or those the failure of which to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company or any of its Insurance Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any material obligation agreement, covenant or condition contained therein, which violation or default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; none of the Company or any of its Insurance Subsidiaries has received any notice from any of the other parties to such treaties, policies, contracts, agreements or arrangements that such other party intends not to perform in any material respect such treaty, contract, agreements or arrangements or will be unable to perform such treaty, contract, agreement or arrangement where the failure to perform would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (bb) The statutory annual and quarterly statements of each of the Insurance Subsidiaries and the statutory balance sheets and income statements included in such statutory annual and quarterly statements most recently filed in any state have been prepared in conformity with required or permitted statutory accounting principles or practices consistently followed, except as may otherwise be indicated in the notes thereto, and present fairly in all material respects the statutory financial position of each Insurance Subsidiary as at the dates thereof, and on a statutory basis for the periods covered thereby.

     (cc) The Company and its subsidiaries own or possess, or have the ability to acquire, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the ability to acquire such patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Company nor its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if subject to any unfavorable decision, ruling or finding, would have a Material Adverse Effect.
     (dd) There is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated or threatened against the Company or any of its subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
     (ee) There are no statutes or regulations, legal or governmental proceedings or contracts or other documents that would be required to be described in the Registration Statement or the Prospectus (in each case including, without limitation, the documents incorporated by reference therein) or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required.
     (ff) The Company and each of its subsidiaries carry, or are covered by, liability insurance and insurance against physical damage to their properties from insurers of recognized financial responsibility in such amounts and covering such risks as the Company believes to be adequate for the conduct of the business of the Company and its subsidiaries, taken as a whole. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; (ii) neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; and (iii) there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.
     (gg) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Prospectus and the Pricing Disclosure Package which is not so described.

     (hh) To the knowledge of the Company, after due inquiry, no labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or is imminent that would reasonably be expected to have a Material Adverse Effect.
     (ii) Neither the Company nor any of its subsidiaries (i) is in violation of its certificate of incorporation or by-laws or other organizational documents, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, rule, regulation or order of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (jj) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.
     (kk) The Company and each of its subsidiaries have filed all Federal and all material state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, which returns are complete and correct in all material respects, and have paid all taxes due, and neither the Company nor any subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except for any such taxes or assessments which are being contested in good faith by appropriate proceedings and for which appropriate reserves, if any, have been established in accordance with U.S. generally accepted accounting principles and statutory accounting principles, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be, asserted against the Company that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (ll) (i) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Company or any of its subsidiaries would have any liability, including, but not limited to, any liability relating to the Company or any of its subsidiaries being a member of a “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)(each, a “Plan”)), has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) there has been no failure to satisfy the minimum funding standard under Section 302 of ERISA or Section 412 of the Code and (C) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (mm) The statistical and market-related data, if any, included in the Prospectus and the Pricing Disclosure Package and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus and the Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
     (nn) Neither the Company nor any subsidiary is, and as of each Applicable Time and Delivery Date and, after giving effect to the offer and sale of the Stock and the application of the proceeds therefrom as described under “Use of Proceeds” in the Prospectus Supplement and the Pricing Disclosure Package, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).
     (oo) The statements set forth in the Prospectus and the Pricing Disclosure Package under the captions “Description of Common Stock,” “Description of Preferred Stock,” and “Dividend Policy,” insofar as they purport to describe the Class A Common Stock, Class B Common Stock or the Company’s preferred stock, provisions of the Company’s charter or bylaws or the provisions of the laws, regulations and other documents and legal matters referred to therein, are accurate in all material respects.
     (pp) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
     (qq) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock.
     (rr) The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.
     (ss) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any of its affiliates has taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the shares of the Stock; and, without limitation to the foregoing, neither the Company nor any of its subsidiaries has, on or after the date of this Agreement, purchased any Class A Common Stock or any other capital stock of the Company pursuant to the Company’s previously announced share repurchase program or any similar program.
     (tt) The Stock has been approved for listing, subject to official notice of issuance, on the New York Stock Exchange (the “Exchange”).
     (uu) The Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Stock other than the Prospectus and any Issuer Free Writing Prospectus to which the Agent has consented in accordance with Section 1(i) or 3(a)(vii).
     (vv) Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wage and hour laws, or any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Affect.
     (ww) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe or other unlawful payment.

     (xx) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (yy) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (zz) The Class A Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
     (aaa) None of the proceeds from the sale of the Stock has been or will be paid to the Agent (except for the payment of the commissions pursuant to this Agreement) or, to the knowledge of the Company, to any affiliate of the Agent; and the Company is not an “affiliate” (as defined in NASD Conduct Rule 2720) of any member of the Financial Industry Regulatory Authority (“FINRA”).
     (bbb) The Company has not entered into and will not enter into any other sales or distribution agreement or similar agreement or arrangement with any agent or other person or entity providing for the offering, issuance or sale of any Class A Common Stock, Class B Common Stock or other capital stock of the Company in a manner similar in nature to the program contemplated by this Agreement.
          Any certificate signed by any officer of the Company and delivered to the Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company to the Agent, as to the matters covered thereby.
          2. Sale and Delivery of Stock. (a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees to use its reasonable efforts to sell as sales agent for the Company, the Stock.
          (b) The Stock is to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any trading day (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”) that the

Company has instructed the Agent to make such sales. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or email) by the Agent) as to the maximum gross sales price or number of shares, as the case may be, of Stock to be sold by the Agent on such day (in any event not in excess of the gross sales price and number of shares available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per share of Stock at which such Stock may be sold. Subject to the terms and conditions hereof, the Agent shall use its reasonable efforts to sell all of the shares of Stock so designated by the Company.
          (c) Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its reasonable efforts to sell, any shares of Stock (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the aggregate number of shares or gross sale price of Stock authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors or a duly authorized committee thereof, and notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or email) by the Agent or the Company, as the case may be), suspend the offering of the Stock for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Stock sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.
          (d) Under no circumstances shall the aggregate gross sale price or number of shares of Stock sold pursuant to this Agreement exceed the aggregate gross sale price or number of shares, as the case may be, of Class A Common Stock (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, under no circumstances shall any shares of Stock be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing.
          (e) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act (applicable to securities with an average daily trading volume of $1,000,000 that are issued by an issuer whose common equity securities have a public float value of at least $150,000,000) are not satisfied with respect to the Company or the Stock, it shall promptly notify the other party and sales of Stock under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.
          (f) The gross sales price of any Stock sold under this Agreement shall be the market price for shares of the Company’s Class A Common Stock sold by the Agent under this Agreement on the Exchange at the time of such sale. The compensation payable to the Agent for sales of Stock shall be equal to 2.50% of the gross sales price of the Stock. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any Federal, state, local or other governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Stock (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required.
          (g) The Agent shall provide written confirmation (which may be by telecopy or email) to the Company following the close of trading on the Exchange each day on which Stock is sold under this Agreement setting forth the number of shares of Stock sold on such day, the gross sales prices of the Stock, the Net Proceeds to the Company and the compensation payable by the Company to the Agent under this Agreement with respect to such sales.
          (h) Settlement for sales of Stock will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Delivery Date”). On each Delivery Date, the Stock sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Stock. Settlement for all Stock shall be effected by book-entry delivery of shares of Stock to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Stock in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Stock on any Delivery Date, the Company shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Stock delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.
          (i) The Company shall not offer or sell, or request the offer or sale of, any Stock and, by notice to the Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for the offer or sale of Stock, and the Agent shall not be obligated to offer or sell any Stock, (i) at any time or during any period that the Company is in possession of material non-public information or (ii)  except as provided in Section 2(j) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement. For purposes of this Section 2(i) and Section 2(j) below, references to “24 hours” shall exclude any hours in a day that is not a business day.
          (j) If the Company wishes to offer or sell Stock on any date during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agent (with a copy to counsel to the Agent) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections or similar forward-looking data) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agent, and obtain the consent of the Agent to the filing thereof (such consent not to be unreasonably withheld or delayed), (ii) provide the Agent with the officers’ certificate and accountants’ letter called for by Sections (3)(a)(xii) and (xiv), respectively, and (iii) file such Earnings 8-K with the Commission, then the provisions of clause (ii) of Section 2(i) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate or accountants’ letter pursuant to this Section 2(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any such Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and related letters as provided in Section 3 hereof, (B) this Section 2(j) shall in no way affect the provisions of clause (i) of Section 2(i), which shall have independent application, and (C) the provisions of this Section 2(j) shall in no way affect the Company’s ability to file, subject to compliance with other applicable provisions of this Agreement, Current Reports on Form 8-K relating to earnings or other matters.
          (k) The Agent shall not make any sales of the Stock on behalf of the Company other than (i) by means of offerings of Stock in accordance with and pursuant to the terms of this Agreement and (ii) such other sales of shares of Stock on behalf of the Company in its capacity as agent of the Company as shall be agreed to in writing by the Company and the Agent. For purposes of clarity, the parties hereto agree that the provisions of the foregoing sentence shall apply only to sales of the specific shares of Stock having an aggregate gross sales price of up to $30,000,000 that may be sold pursuant to this Agreement and does not apply to any other shares of Class A Common Stock or other capital stock of the Company.
          3. Further Agreements of the Company and the Agent. (a) The Company agrees:
     (i) To make no further amendment or any supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, except as provided herein; to advise the Agent promptly of the time when any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus has been filed and to furnish the Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Agreement; to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration

Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated by reference in any of the foregoing) or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.
     (ii) During any period when the delivery of a prospectus is required in connection with the offering or sale of Stock, if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the Securities Act or the Exchange Act, to notify the Agent and, upon its request, to file such document and to prepare and furnish without charge to the Agent as many copies as the Agent may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance.
     (iii) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Agent, be required by the Securities Act or requested by the Commission.
     (iv) To deliver promptly to the Agent and to counsel for the Agent a signed copy of each amendment to the Registration Statement filed with the Commission, including all consents and exhibits filed therewith. To deliver promptly to the Agent such number of the following documents as the Agent shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Prospectus.
     (v) To pay the applicable Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.
     (vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any document incorporated by reference in the Prospectus, or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Agent and counsel for the Agent and, except in the case of a document (other than an Earnings 8-K or any amendment thereto) incorporated by reference in the Prospectus or an amendment thereto, obtain the consent of the Agent to the filing (such consent not to be unreasonably withheld or delayed); provided that the provisions of this paragraph (vi) shall not apply to any prospectus, prospectus supplement or issuer free writing prospectus relating to an offering of securities other than the Stock.
     (vii) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agent.
     (viii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. During any period when the delivery of a prospectus is required in connection with the offering or sale of Stock, if any event shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus in order to comply with the Securities Act, to notify the Agent and, upon its request, to file such document and to prepare and furnish without charge to the Agent as many copies as the Agent may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.
     (ix) As soon as practicable after each Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes such Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).
     (x) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Agent may reasonably request, and to maintain such qualifications in effect for as long as may be necessary to complete the sale of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
     (xi) To cooperate on a timely basis with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

     (xii) Upon commencement of the offering of Stock under this Agreement, promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Stock, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act) or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Class A Common Stock)) (each such date, a “Registration Statement Amendment Date") and (ii) Company Periodic Report Date (as defined below), and promptly after each reasonable request by the Agent (each date of any such request by the Agent, a “Request Date") (each of the date of the commencement of the offering of Stock under this Agreement and each Registration Statement Amendment Date, Company Periodic Report Date and Request Date is hereinafter called a “Representation Date"), to furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) a certificate dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(g)(ii) of this Agreement which was last furnished to the Agent are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(g)(ii), but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the date of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.
     (xiii) Upon commencement of the offering of Stock under this Agreement, and promptly after each other Representation Date, to furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) the written opinion and letter of each counsel to the Company, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q or amendment thereto, as the case may be), in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Sections 5(d) and 5(e) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the date of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing any such opinion and letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the date of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time. Solely for purposes of this paragraph (xiii), the term “Representation Date” shall not include the date of filing of any Earnings 8-K or any amendment thereto.
     (xiv) Upon commencement of the offering of Stock under this Agreement, and promptly after each other Representation Date, to cause Ernst & Young LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent (with a copy to counsel to the Agent) a letter, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 5(f) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.
     (xv) If, to the knowledge of the Company, all filings required by Rule 424 and Rule 433 under the Securities Act in connection with this offering shall not have been made or any representation in Section 1(a) shall not be true and correct on the applicable Delivery Date, to offer to any person who has agreed to purchase Stock from the Company on such Delivery Date as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Stock.
     (xvi) To disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the number of shares of Stock sold through the Agent under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of Stock pursuant to this Agreement during the relevant quarter.
     (xvii) Without (a) giving the Agent at least five business days’ prior written notice (or two business days’ prior written notice on any Trading Day with respect to which the Company has not instructed the Agent to make sales and which does not occur in any period when the delivery of a prospectus is required in connection with the offering or sale of Stock) specifying the nature of the proposed sale and the date of such proposed sale and (b) the Agent suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agent in light of the proposed offer, sale, pledge, disposition or transaction, as the case may be, directly or indirectly, not to (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or would reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Class A Common Stock or Class B Common Stock or securities convertible into or exchangeable for Class A Common Stock or Class B Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans), or sell or grant options, rights or warrants with respect to any shares of Class A Common Stock or Class B Common Stock or securities convertible into or exchangeable for Class A Common Stock or Class B Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Class A Common Stock or Class B Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or Class B Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Class A Common Stock or Class B Common Stock or securities convertible, exercisable or exchangeable into Class A Common Stock or Class B Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Agent. The foregoing sentence shall not apply to the Stock to be offered and sold through the Agent pursuant to this Agreement.
     (xviii) To apply the Net Proceeds from the sale of the Stock being sold by the Company substantially in accordance with the description as set forth in the Prospectus Supplement and the Pricing Disclosure Package under the caption “Use of Proceeds.”
     (xix) During a period of five years from the latest Effective Date, to furnish to the Agent copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission). However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system or its Interactive Data Electronic Applications system (collectively, “EDGAR”), it is not required to furnish such reports or statements to the Agent.
     (xx) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries becomes an “investment company” or a company

“controlled by an investment company” within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.
     (xxi) Not to take, not to permit its subsidiaries to take, and to use reasonable efforts to cause its affiliates not to take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock; and, without limitation to the foregoing, neither the Company nor any of its subsidiaries will purchase any Class A Common Stock or any other capital stock of the Company pursuant to the Company’s previously announced share repurchase program or any similar program.
     (xxii) To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Agent’s obligations hereunder.
     (b) The Agent agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agent in connection with the offering or sale of Stock without the prior written consent of the Company (any such issuer information with respect to whose use the Company has given its written consent, “Permitted Issuer Information"); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 3(b), shall not be deemed to include information prepared by or on behalf of the Agent on the basis of or derived from issuer information.
     (c) At each Applicable Time, each Delivery Date, each Registration Statement Amendment Date, each Company Periodic Report Date and each Request Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. As used in this Agreement, the term “Company Periodic Report Date” means each date on which the Company shall file (A) an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or (B) an amendment to any such document.
     (d) The Company consents to the Agent trading in the Company’s Class A Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of Stock occur pursuant to this Agreement.
     4. Expenses. (a) The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incurred by the Company and, to the extent expressly provided in this Section 4 and Section 6, incurred by the Agent incident to and in connection with (i) the authorization, issuance, sale and delivery of the Stock (including any stamp duties and any transfer or similar taxes or charges payable in that connection, and the preparation and printing of certificates for the Stock); (ii) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free

Writing Prospectus and any amendment or supplement thereto; (iii) the distribution of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (iv) the production and distribution of this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (v) any required review by FINRA of the terms of sale of the Stock (including related reasonable and reasonably documented fees and expenses of counsel to the Agent); (vi) the listing of the Stock on the Exchange and/or any other exchange; (vii) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 3(a)(x) and the preparation, printing and distribution of a Blue Sky Memorandum (including related reasonable and reasonably documented fees and expenses of counsel (including any Canadian counsel) to the Agent not to exceed $5,000); (viii) the preparation, printing and distribution of one or more versions of the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper”; and (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as expressly provided in this Section 4 and Section 6, the Agent shall pay its own costs and expenses, including the fees and expense of its counsel.
     (b) If this Agreement is terminated by the Company prior to September 30, 2009 in accordance with the provisions of Section 7 hereof and shares of Stock with an aggregate gross sales price of $15,000,000 have not been offered and sold under this Agreement, the Company shall, in addition to reimbursing the Agent for reasonable and reasonably documented fees and expenses of counsel to the Agent to the extent required by clauses (v) and (vii) of Section 4(a) above, reimburse the Agent for 50% of all other reasonable and reasonably documented fees and expenses of one counsel to the Agent (not to exceed $100,000) incurred in connection with this Agreement and the transactions contemplated hereby.
     5. Conditions of Agent’s Obligations. The obligations of the Agent hereunder are subject to the accuracy, when made and on the date of this Agreement, each Registration Statement Amendment Date, each Company Periodic Report Date, each Request Date, each Applicable Time and each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus (including, without limitation, in any document incorporated by reference therein) or otherwise shall have been complied with;

and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.
     (b) The Agent shall not have discovered and disclosed to the Company that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Sidley Austin LLP, counsel for the Agent, is material or omits to state a fact which, in the opinion of such counsel, is material or is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Cahill Gordon & Reindel LLP shall have furnished to the Agent its written opinion and letter, as counsel to the Company, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiii) hereof, in form and substance reasonably satisfactory to the Agent, substantially in the forms attached hereto as Exhibit A-1 and Exhibit A-2.
     (e) Chad W. Coulter, Esq., General Counsel of the Company and Jeffrey Otto, Esq., General Counsel of Safety National Casualty Corporation, as applicable, shall have furnished their written opinions addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiii) hereof, in form and substance reasonably satisfactory to the Agent, substantially in the form attached hereto as Exhibit A-3.
     (f) At the dates specified in Section 3(a)(xiv) hereof, the Agent shall have received from Ernst & Young LLP a letter, in form and substance reasonably satisfactory to the Agent, addressed to the Agent and dated the date of delivery thereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date of the date of delivery thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus or the Pricing Disclosure Package, as of a date not more than three days prior to the date of delivery thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” in connection with registered public offerings.
     (g) (i) Upon commencement of the offering of Stock under this Agreement, the Company shall have furnished to the Agent a certificate of an officer in a form reasonably satisfactory to the Agent stating the minimum gross sales price per share for the sale of such Stock pursuant to this Agreement and the maximum aggregate number of shares of Stock that may be issued and sold pursuant to this Agreement or, alternatively, maximum aggregate gross sales price from such sales, as authorized from time to time by the Company’s board of directors or a duly authorized committee thereof or, in connection with any amendment, revision or modification of such minimum price or maximum share number or amount, a new certificate with respect thereto and (ii) on each date specified in Section 3(a)(xii), the Company shall have furnished to the Agent a certificate, dated such date, of any two of its Chief Executive Officer, President, Executive Vice President, Vice President-Finance, General Counsel or Treasurer to the effect that:
     (A) The representations and warranties of the Company in Section 1 are true and correct on and as of the applicable date specified in Section 3(a)(xii), and the Company has complied in all material respects with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such applicable date;
     (B) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and
     (C) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of each Effective Date, (2) the Prospectus, as of the date of the Prospectus Supplement, as of each Delivery Date and as of the applicable date specified in Section 3(a)(xii), and (3) the Pricing Disclosure Package, as of each Applicable Time and as of the applicable date specified in Section 3(a)(xii), did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (h) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or sale of the Stock on the terms and in the manner contemplated in the Prospectus.
     (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ National Market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Agent, impracticable or inadvisable to proceed with the offering or sale of the Stock on the terms and in the manner contemplated in the Prospectus.
     (j) The Exchange shall have approved the Stock for listing, subject only to official notice of issuance.
     (k) On or prior to each Delivery Date, the Company shall have furnished to the Agent such further certificates and documents as the Agent may reasonably request.
     (l) Sidley Austin LLP, counsel to the Agent, shall have furnished their letter addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiii) hereof, with respect to the authorization of the Stock, the Registration Statement, the Prospectus and, if applicable, the Pricing Disclosure Package and other related matters as the Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to pass upon such matters.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agent. The Company and the Agent hereby agree that the date of commencement of sales under this Agreement shall be the date the Company and the Agent mutually agree (which may be later than the date of this Agreement).
     6. Indemnification and Contribution. (a) The Company hereby agrees to indemnify and hold harmless the Agent, its affiliates, directors, officers and employees and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Agent or that affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agent, or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Agent and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Agent or that affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Agent or to any affiliate, director, officer, employee or controlling person of the Agent.
     (b) The Agent shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e). The foregoing indemnity agreement is in addition to any liability that the Agent may otherwise have to the Company or any such director, officer, employee or controlling person of the Company.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses or otherwise) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 6 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the reasonably incurred fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agent on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agent, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Agent, on the other, with respect to such offering shall be deemed to be in the same proportion as the total gross sales price (after deducting commissions paid to the Agent under this Agreement) from the offering of the Stock sold under this Agreement received by the Company, on the one hand, and the total commissions received by the Agent under this Agreement, on the other hand. The relative fault of the Company, on the one hand, and the Agent, on the other, shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Agent shall not be required to contribute any amount in excess of commissions received by it under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (e) The Agent confirms and the Company acknowledges and agrees that (i) the statements set forth in the first sentence of the eighth paragraph (concerning electronic distribution) under the caption “Plan of Distribution” in the Prospectus and (ii) such other statements as the Agent may, by notice given to the Company in writing after the date of this Agreement, state have been furnished to the Company by the Agent specifically for inclusion in the Registration Statement, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any amendment or supplement thereto, are correct and constitute the only information furnished in writing to the Company by or on behalf of the Agent specifically for inclusion in the Registration Statement, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

     7. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (ii) the representations and warranties in Section 1 and the provisions of Sections 4, 6, 7, 8, 9, 10, 11, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.
     (b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the representations and warranties in Section 1 and the provisions of Sections 4, 6, 7, 8, 9, 10, 11, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.
     (c) This Agreement shall remain in full force and effect unless terminated pursuant to Section 7(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that the representations and warranties in Section 1 and the provisions of Sections 4, 6, 7, 8, 9, 10, 11, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.
     (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 2(h) hereof.
     8. Research Analyst Independence. The Company acknowledges that the Agent’s research analysts and research departments are required to be independent from its investment banking divisions and are subject to certain regulations and internal policies, and that the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of the Agent’s investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Agent’s investment banking divisions. The Company acknowledges that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.
     9. No Fiduciary Duty. The Company acknowledges and agrees that in connection with the offering or sale of the Stock or any other services the Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Agent: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Agent, on the other, exists; (ii) the Agent is not acting as advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the terms of the offering of the Stock, and such relationship between the Company, on the one hand, and the Agent, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Agent and its affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Agent with respect to any breach of fiduciary duty in connection with this offering.
     10. Notices, etc. Unless otherwise expressly provided herein, all statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Agent, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; and
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company c/o Reliance Standard Life Insurance Company, 2001 Market Street, Suite 1500, Philadelphia, Pennsylvania 19103-7303, Attention: Chad W. Coulter (Fax: (267) 256-0650).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Barclays Capital Inc.
     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers and employees of the Agent and each person, if any, who control the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (B) the indemnity agreement of the Agent contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     12. Press Releases and Disclosure. The Company may issue a press release in compliance with Rule 134 under the Securities Act describing the material terms of the transactions contemplated hereby as soon as practicable following the date hereof, and may file with the Commission a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby, and the Company shall consult with the Agent prior to making such disclosures, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties. No party hereto shall issue thereafter any press release or like public statement (excluding any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party hereto, except as may be necessary or appropriate in the reasonable opinion of the party seeking to make disclosure to comply with the requirements of applicable law, regulation or stock exchange rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties.
     13. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers, if any, contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Class A Common Stock.
     14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
     15. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary". For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.
     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     17. Waiver of Jury Trial. The Company and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
     19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature Page Follows]

If the foregoing correctly sets forth the agreement between the Company and the Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, Delphi Financial Group, Inc.
By:	/s/ Chad W. Coulter
	Name:	Chad W. Coulter
	Title:	Senior Vice President

Accepted:

Barclays Capital Inc.

By:	/s/ Joseph P. Coleman
Authorized Representative